I, Jeff Lorenzen, certify that:

The undersigned, the Chief Executive Officer and President of the Iowa Public Agency Investment Trust, with respect to the Form N-CSR/A for the period ending June 30, 2005 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

     (a) the form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (b) the information contained in the form NCSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  January 31, 2006


   /s/ Jeff Lorenzen
   --------------------------------------------------
      Jeff Lorenzen
      Chief Executive Officer and President




I, Amy Mitchell, certify that:

The undersigned, the Chief Financial officer of the Iowa Public Agency Investment Trust, with respect to the Form N-CSR/A for the period ending June 30, 2005 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

       (a) the form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (b) the information contained in the form NCSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  January 31, 2006

   /s/ Amy M. Mitchell
   --------------------------------------------------
       Amy M. Mitchell
       Chief Financial officer